SENIOR EXECUTIVE ANNUAL BONUS PLAN

AMERICAN FINANCIAL GROUP, INC. SENIOR EXECUTIVE ANNUAL BONUS PLAN 1. PURPOSE The purpose of the Senior Executive Annual Bonus Plan (the “Plan”) is to further the profitability of American Financial Group, Inc. (the “Company”) to the benefit of the shareholders of the Company through promoting high levels of corporate performance by including performance-based compensation as a component of a Plan participant’s annual compensation. 2. DEFINITIONS When used in the Plan, the following terms have the following meanings. 2.1. “Board” means the Board of Directors of the Company. 2.2. “Bonus Target” means the total target bonus for a Participant under all applicable Performance Criteria for the Bonus Year. 2.3. “Bonus Year” means a calendar year. 2.4. “Change in Control” means: (a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries, taken as a whole; (b) The dissolution or liquidation of the Company or any merger, other than a merger for the purpose of the redomestication of the Company (not involving an event set forth in Section 2.4 (c) or (d) below) consolidation, exchange or other transaction in which the Company is not the surviving corporation or in which the outstanding common shares of the Company are converted into cash, other securities or other property; (c) The acquisition of beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)) of 25% or more of the outstanding common shares of the Company by any “person” within the meaning of Section 14(d) of the Exchange Act, excluding for purposes of this Section 2.4(c), the Lindner Family; or (d) during any period of one year after January 1, 2024, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board. For purposes of this Section 2.4, “Lindner Family” means, collectively, the wife of the late Carl H. Lindner, Jr. and all of the lineal descendants of the late Carl H. Lindner, Jr. and his wife, and the spouses of such lineal descendants, as well as trusts, or family limited partnerships or other entities established by or for the benefit of such persons, and limited liability companies of which the majority of membership interests are held by the estate of the late Carl H. Lindner, Jr., his wife or any of the lineal descendants of the late Carl H. Lindner, Jr. and his wife or the spouses of

- 2- such lineal descendants, or any trusts or family limited partnerships established by or for the benefit of such persons. 2.5. “Code” means the Internal Revenue Code of 1986, as amended. 2.6. “Committee” means the committee appointed by the Board as described under Section 3. 2.7. “Participant” means as to any Bonus Year, the senior executive officers of the Company or a Subsidiary who are designated by the Committee to participate in the Plan for that Bonus Year. 2.8. “Performance Criteria” means the objective targets selected by the Committee to measure performance, the outcome of which is substantially uncertain at the time selected, for a Bonus Year which shall be based upon one or more of the following performance-based business criteria, either on a Company, Subsidiary, division, business unit or line of business basis or in comparison with peer group performance or to an index, as the Committee deems appropriate: net income or operating income; net income per share or operating income per share; aggregate or per-share book value or adjusted book value; written premiums (net or gross); return measures (including, but not limited to, return on assets, investment portfolio, capital, invested capital, equity, sales, or premiums); cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); combined ratios; share price (including, but not limited to, growth measures and total shareholder return); and increase in or maintenance of the Company’s market share. Bonus amounts may also be determined based on the satisfaction of discretionary Performance Criteria of a Participant. In the discretion of the Committee at the time of the annual selection of Performance Criteria for the Bonus Year, any Performance Criteria may be calculated after accounting for specified adjustments. 2.9. “Subsidiary” means a subsidiary of the Company within the meaning of Code Section 424(f). 3. ADMINISTRATION 3.1. Except as otherwise expressly provided in this Plan, the Plan shall be administered by the Compensation Committee or a successor committee or subcommittee of the Board comprised of two or more directors, each of whom shall be (1) a “Non-Employee Director” as defined in Rule 16b-3 promulgated under the Exchange Act, and (2) an “independent director” under rules adopted by the New York Stock Exchange, in each case as such rules and sections may be amended, superseded or interpreted hereafter. 3.2. Subject to the provisions of the Plan (and to the approval of the Board where specified in the Plan), the Committee shall have exclusive power to determine the Performance Criteria applicable to bonuses and all other terms and conditions (including performance requirements) to which the payment of the bonuses may be subject and to certify that Performance Criteria are attained. Subject to the provisions of the Plan, the Committee shall have the authority to interpret the Plan and establish, adopt or revise such rules and regulations and to make all determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee’s interpretation of the Plan and all of its actions and decisions with respect to the Plan shall be final, binding and conclusive on all parties. 3.3. The Committee, in its sole discretion, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its responsibility to make awards to the Co-Chief Executive Officers. The Committee may appoint agents to assist in administering the Plan. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to it or him by any officer or employee of the Company, the Company's certified public accountants, consultants or any other agent assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to

- 3- the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s Articles of Incorporation or Code of Regulations, as a matter of law or otherwise or of any power that the Company may have to indemnify him or hold him harmless. 4. PLAN TERM The Plan shall remain in effect from the date of approval by the Board until terminated or suspended by the Board as provided in Section 11. 5. ESTABLISHMENT OF INDIVIDUAL BONUS TARGETS AND PERFORMANCE CRITERIA The Committee shall approve annually, no later than the 90th day of a Bonus Year, the individual target amount of bonus (the “Bonus Target”) that may be awarded for a Bonus Year to each Participant; the specific Performance Criteria to be used to determine the amount of bonus, if any, to be paid to each Participant for the Bonus Year; and the formula for determining the percentage of a Bonus Target that is payable based upon the achievement of Performance Criteria. The Performance Criteria may differ from and carry a different weight from Participant to Participant. The Bonus Target and Performance Criteria for each Participant for each Bonus Year shall be established in writing by the Committee. 6. DETERMINATION OF BONUSES AND TIME OF PAYMENT As soon as practicable after the end of each Bonus Year, the Committee shall determine whether or not the Performance Criteria of each Participant have been met or exceeded and shall determine the amount of the bonus, if any, to be awarded to each Participant for such year according to the terms of this Plan. The Committee shall certify in writing that the Performance Criteria have been achieved prior to payment of any bonus under the Plan. The payment, if any, of a bonus amount shall take place between February 1 and March 15 following any Bonus Year. The Participant must continue to be employed through the last day of the Bonus Year to be eligible for the bonus. Once the bonus is so determined for each Participant, it shall be paid in cash. The maximum amount which may be awarded to any Participant for any Bonus Year shall be $5,000,000. 7. TERMINATION OF EMPLOYMENT Notwithstanding the requirement to be employed on the last day of the Bonus Year in order to be eligible for payment of the Bonus Amount described in Section 6, if a Participant’s employment with the Company is terminated during a Bonus Year for which Performance Criteria have been attained for any reason other than discharge for “cause,” the Committee, in its sole discretion, may determine that the Participant is entitled to a portion of the Bonus Amount that is determined at the end of the Bonus Year and payable at the time specified in Section 6. This provision only provides discretion in determining whether to waive the employment requirement. In the event the employment requirement is waived, the bonus amount payable shall be a pro rata amount based on the number of months of the Participant’s employment during the Bonus Year with the month of termination counting as a full month of employment. For purposes of the Plan, “cause” shall mean: (i) a Participant’s failure or refusal to materially perform his duties; (ii) a Participant’s failure or refusal to follow material directions of the Board or any other act of material insubordination on the part of Participant; (iii) the commission by a Participant of an act of fraud or embezzlement against the Company; or (iv) any conviction of, or plea of guilty or nolo contendere to, a felony by a Participant. In the event of a Participant’s discharge for cause from the employment of the Company or a Subsidiary, as the case may be, he shall not be entitled to any amount of bonus.

- 4- 8. RECOUPMENT All bonuses are subject to the American Financial Group, Inc. Executive Officer Clawback Policy as may be adopted or modified from time to time (including, without limitation, to comply with applicable law or stock exchange listing requirements) and may be subject to the requirement that the bonuses be repaid to the Company after they have been distributed to the Participant. This Section 8 is in addition to, and not in lieu of, any and all other rights of the Board and/or the Company under applicable law and shall apply notwithstanding anything to the contrary in the Plan. 9. CHANGE IN CONTROL If a Change in Control occurs during a Bonus Year, each Participant will receive their Bonus Target award, without regard to actual performance and without proration for less than the full Bonus Year. Awards paid in connection with a Change in Control will be paid within 30 days following the Change in Control. 10. MISCELLANEOUS 10.1. Government and Other Regulations. The obligation of the Company to make payment of bonuses shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required. 10.2. Tax Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all bonuses paid in cash any federal, state or local taxes required by law to be withheld with respect to such cash payments. 10.3. No Rights to Employment. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or a Subsidiary. 10.4. No Right to Award. Unless otherwise expressly set forth in an employment agreement signed by the Company and a Participant, a Participant shall not have any right to any bonus under the Plan until such bonus has been paid to such Participant and participation in the Plan in one Bonus Year does not connote any right to become a Participant in the Plan in any future Bonus Year. 10.5. Beneficiaries. Any bonuses awarded under this Plan to a Participant who dies prior to payment shall be paid as specified in Section 6 to the beneficiary designated by the Participant on a form filed with the Company. If no such beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s legal representative. A beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Company. If the Participant dies during a Bonus Year and while employed, the payment shall be made at the end of the Bonus Year at the time specified in Section 6 and shall be a pro rata amount based on the Participant’s months of employment during the Bonus Year prior to death with the month of death counting as a full month of employment. 10.6. Non-transferability. A person’s rights and interests under the Plan may not be assigned, pledged or transferred except, in the event of a Participant’s death, to his designated beneficiary as provided in the Plan or, in the absence of such designation, by will or the laws of descent and distribution. 10.7. Unfunded Status. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or legal representative or any other person. To the extent that a person acquires a right to receive payments under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no

- 5- segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). 10.8. Section 409A of the Code. It is intended that payments under the Plan qualify as short- term deferrals exempt from the requirements of Section 409A of the Code. In the event that any Bonus does not qualify for treatment as an exempt short-term deferral, it is intended that such amount will be paid in a manner that satisfies the requirements of Section 409A of the Code. The Plan shall be interpreted and construed accordingly. 10.9. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent certified public accountants of the Company or of its Subsidiaries or upon any other information furnished in connection with the Plan by any officer, employee or director of the Company or any of its Subsidiaries. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith. 10.10. Non-exclusive. Nothing in the Plan shall limit the authority of the Company, the Board or the Committee to adopt such other compensation arrangements, as it may deem desirable for any Participant. 10.11. Governing Law. The Plan shall be construed, administered and enforced in accordance with the laws of Ohio without regard to conflicts of law. 10.12. Expenses. The expenses of administering the Plan shall be borne by the Company and its subsidiaries in such proportions as shall be agreed upon by them from time to time. 10.13. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women. 10.14. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and, in the event of any conflict between any such title or heading and the text of the Plan, such text shall control. 10.15. Severability. If any provision of the Plan shall be considered illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if such illegal or invalid provision had never been contained therein. 11. AMENDMENT AND TERMINATION The Board may at any time terminate the Plan. The Board may at any time, or from time to time, amend or suspend and, if suspended, reinstate the Plan in whole or in part. Notwithstanding the foregoing, the Plan shall continue in effect to the extent necessary to settle all matters relating to the payment of bonuses awarded prior to any such termination or suspension.